UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

OPSWARE INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32377	94-3340178
(Commission File Number)	(IRS Employer Identification No.)

599 N. Mathilda Avenue, Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 744-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed on February 8, 2005, Opsware Inc., a Delaware corporation (“Opsware”) completed the acquisition of all of the outstanding shares of Rendition Networks, Inc., a Delaware corporation (“Rendition”) on February 3, 2005 pursuant to an Agreement and Plan of Reorganization that was filed as Exhibit 2.01 to the Current Report on Form 8-K filed on February 8, 2005. Rendition is a provider of network device automation software.

This Amended Current Report on Form 8-K is being filed to include the financial statements of Rendition as required by Item 9.01(a) of Form 8-K and pro forma financial information as required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of Rendition are being filed with this report as Exhibit 99.01:

Financial Statement Description

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2004 and December 31, 2003
Statements of Operations for the years ended December 31, 2004 and December 31, 2003
Statements of Stockholders’ Equity for the years ended December 31, 2004 and December 31, 2003
Statements of Cash Flows for the years ended December 31, 2004 and December 31, 2003
Notes to Financial Statements

(b) Pro Forma Financial Information.

The following pro forma financial information is being filed with this report as Exhibit 99.02:

Financial Statement Description

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of January 31, 2005
Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended January 31, 2005
Notes to Unaudited Pro Forma Condensed Combined Consolidated Financial Statements

(c) Exhibits.

2.01	Agreement and Plan of Reorganization, dated as of December 1, 2004, by and among Opsware, Rendition, RN1 Acquisition Corp., RN2 Acquisition LLC and Cameron Myhrvold (the “Agreement”) (incorporated by reference to Exhibit 2.01 to the Opsware Current Report on Form 8-K filed on February 8, 2005).

2.02	Amendment No. 1 to the Agreement, dated as of February 3, 2005, by and among Opsware, Rendition, RN1 Acquisition Corp., RN2 Acquisition LLC and Cameron Myhrvold (incorporated by reference to Exhibit 2.01 to the Opsware Current Report on Form 8-K filed on February 8, 2005).

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Financial statements listed in Item 9.01(a)

99.02	Financial statements listed in Item 9.01(b)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2005	OPSWARE INC.

	By:	/s/ SHARLENE P. ABRAMS
Sharlene P. Abrams Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
2.01	Agreement and Plan of Reorganization, dated as of December 1, 2004, by and among Opsware, Rendition, RN1 Acquisition Corp., RN2 Acquisition LLC and Cameron Myhrvold (the “Agreement”) (incorporated by reference to Exhibit 2.01 to the Opsware Current Report on Form 8-K filed on February 8, 2005).

2.02	Amendment No. 1 to the Agreement, dated as of February 3, 2005, by and among Opsware, Rendition, RN1 Acquisition Corp., RN2 Acquisition LLC and Cameron Myhrvold (incorporated by reference to Exhibit 2.01 to the Opsware Current Report on Form 8-K filed on February 8, 2005).

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Financial statements listed in Item 9.01(a)

99.02	Financial statements listed in Item 9.01(b)